UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

TITAN ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in charter)

Nevada	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1931 Austin Drive Troy, Michigan	48083
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on January 12, 2024, Titan Environmental Solutions Inc. (the “Company”), through its wholly-owned subsidiary, Titan Trucking, LLC, a Michigan limited liability company (the “Buyer”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Dominic Campo and Sharon Campo (each a “Seller” and collectively, the “Sellers”), and Standard Waste Services, LLC, a Michigan limited liability company (the “Target”), pursuant to which, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”), the Sellers will sell, transfer, convey, and assign to the Buyer, and the Buyer will purchase, receive, and assume from the Sellers, 100% of the outstanding membership interests of the Target.

On February 21, 2024, the Buyer and Sellers entered into an Amendment to Membership Interest Purchase Agreement (the “Amendment”). Pursuant to the Amendment, the Buyer and the Sellers agreed to extend the date by which Closing must occur until as soon as practical within reasonable commercial norms upon delivery of the required necessary audited financial statements of the Target for Securities and Exchange Commission filing purposes.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included herein, regarding the transactions described herein (the “Transactions”), the Company’s ability to consummate the Transactions, the benefits of the Transactions, the Company’s future financial performance following the Transactions, as well as the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the Transactions or to satisfy the closing conditions, including the failure to realize the anticipated benefits of the Transactions, including as a result of a delay in its consummation; the occurrence of events that may give rise to a right of one or all of the Company, the Target, and the Sellers to terminate the definitive agreements related to the Transactions; the risks related to the growth of the Company’s business and the timing of expected business milestones; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that the Company neither presently knows nor currently believes are material that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023 and any subsequently filed Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2024	TITAN ENVIRONMENTAL SOLUTIONS INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer